                                                 Filed Pursuant to Rule 497(e)
                                                 Registration File No.: 33-41187


                                                               [GRAPHIC OMITTED]
                                                                  Morgan Stanley



Morgan Stanley Limited Duration U.S. Treasury Trust

A mutual fund that seeks current income, preservation of principal and liquidity


                               [GRAPHIC OMITTED]


                                                     Prospectus    July 30, 2002





THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           Contents

The Fund                   INVESTMENT OBJECTIVE .....................................   1

                           PRINCIPAL INVESTMENT STRATEGIES ..........................   1

                           PRINCIPAL RISKS ..........................................   1

                           PAST PERFORMANCE .........................................   3

                           FEES AND EXPENSES ........................................   4

                           ADDITIONAL INVESTMENT STRATEGY INFORMATION ...............   4

                           FUND MANAGEMENT ..........................................   5

Shareholder Information    PRICING FUND SHARES ......................................   6

                           HOW TO BUY SHARES ........................................   6

                           HOW TO EXCHANGE SHARES ...................................   7

                           HOW TO SELL SHARES .......................................   9

                           DISTRIBUTIONS ............................................  11

                           TAX CONSEQUENCES .........................................  11

Financial Highlights       ..........................................................  13

Morgan Stanley Funds       ............................................ INSIDE BACK COVER








                  THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                      PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund


[GRAPHIC OMITTED]

INVESTMENT OBJECTIVE
--------------------
Morgan Stanley Limited Duration U.S. Treasury Trust seeks current income, preservation of principal and liquidity.


[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
The Fund will invest all of its net assets in U.S. Treasury securities. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain an overall duration of the Fund's portfolio of 3 years or less.

(sidebar)
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
(end sidebar)

U.S. Treasury securities are direct obligations of the U.S. Government and can take the form of bonds, notes or bills. The U.S. Government borrows money from the investor who buys the security. U.S. Treasury securities generally pay interest at regular intervals until they mature, at which point investors get their principal back. U.S. Treasury securities are backed by the "full faith and credit" of the U.S. Government.

Zero Coupon Treasury Securities. A portion of the U.S. Treasury securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

Treasury Inflation Protected Securities. The Fund may purchase Treasury Inflation Protected Securities (TIPS) which are U.S. Treasury securities whose price adjusts to offset the rate of inflation. TIPS pay a relatively modest coupon and appreciate at a rate based on the Consumer Price Index. Because of the annual adjustment for inflation, the effective duration of TIPS is less than would be implied by their final stated maturities.


[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. Government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

U.S. Treasury Securities. A principal risk of investing in the Fund is associated with its U.S. Treasury securities, which are fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. The credit risk associated with U.S. Treasury securities is minimal.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

The interest earned on zero coupon Treasury securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest.

Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset.

In these and other similar situations, the Investment Manager will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's shares has varied from year to year over the past 10 calendar years.
(end sidebar)

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[BAR CHART OMITTED]


1992 ...........................  5.38%
 '93 ...........................  4.96%
 '94 ........................... -1.23%
 '95 ...........................  9.82%
 '96 ...........................  3.89%
 '97 ...........................  6.07%
 '98 ...........................  6.90%
 '99 ...........................  1.36%
2000 ...........................  7.66%
 '01 ...........................  6.59%


Year-to-date total return as of June 30, 2002 was 1.85%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 4.02% (quarter ended September 30, 1998) and the lowest return for a calendar quarter was -1.34% (quarter ended March 31, 1994).


(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns assume you sold your shares at the end of each period (unless otherwise noted).
(end sidebar)


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
------------------------------------------------------------------------------------------------------------
                                                              PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
Limited Duration U.S. Treasury Trust Returns Before Taxes        6.59%            5.69%             5.10%
------------------------------------------------------------------------------------------------------------
Returns After Taxes on Distributions(2)                          4.14%            3.47%             2.98%
------------------------------------------------------------------------------------------------------------
Returns After Taxes on Distributions and Sale of Fund Shares     3.98%            3.44%             3.03%
------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Government Bond Index (1-3 Year)(1)         8.53%            6.64%             6.10%
------------------------------------------------------------------------------------------------------------

(1) The Lehman Brothers U.S. Government Bond Index (1-3 Year) is a sub-index of the Lehman Brothers Government Index and is comprised of U.S. agency and Treasury securities with maturities of one to three years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(2) These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.

The above table shows the after tax returns for the Fund. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[GRAPHIC OMITTED]

FEES AND EXPENSES
-----------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not impose an initial or deferred sales charge and does not charge account or exchange fees.


(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended May 31, 2002.
(end sidebar)


ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
Management fee                                0.35%
---------------------------------------------------
Distribution and service (12b-1) fees         0.23%
---------------------------------------------------
Other expenses                                0.12%
---------------------------------------------------
Total annual Fund operating expenses          0.70%
---------------------------------------------------


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

          EXPENSES OVER TIME
--------------------------------------
 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------
  $72       $224      $390      $871
--------------------------------------


[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC OMITTED]

FUND MANAGEMENT
---------------
The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.


(sidebar)
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $125 billion in assets under management as of June 30, 2002.
(end sidebar)

The Fund is managed by the Taxable Fixed-Income team. Current members of the team include W. David Armstrong, a Managing Director of the Investment Manager, and Paul F. O'Brien, an Executive Director of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended May 31, 2002, the Fund accrued total compensation to the Investment Manager amounting to 0.35% of the Fund's average daily net assets.

Shareholder Information


[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------
The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Short-term debt portfolio securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]

HOW TO BUY SHARES
-----------------
You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)

When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order. You begin earning dividends on the next business day after the shares are purchased. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

MINIMUM INVESTMENT AMOUNTS
----------------------------------------------------------------------------------------------------
                                                                                 MINIMUM INVESTMENT
                                                                                --------------------
INVESTMENT OPTIONS                                                              INITIAL   ADDITIONAL
----------------------------------------------------------------------------------------------------
Regular Accounts                                                                $10,000      $100
----------------------------------------------------------------------------------------------------
EasyInvest(SM)
(Automatically from your checking or savings account or Money Market Fund)      $ 1,000*     $100*
----------------------------------------------------------------------------------------------------

* Provided your schedule of investments totals $10,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Limited Duration U.S. Treasury Trust.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


PLAN OF DISTRIBUTION The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees of up to 0.35% for the sale and distribution of shares and/or services to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in shares and may cost you more than paying other types of sales charges.


[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------
Permissible Fund Exchanges. You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or an FSC Fund or for shares of a No-Load Fund, Money Market Fund or North American Government Income Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another fund's shares with the proceeds.

See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Exchanging Shares of Another Fund Subject to a Contingent Deferred Sales Charge ("CDSC"). There are special considerations when you exchange shares subject to a CDSC of another Morgan Stanley Fund for shares of the Fund. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Fund will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into the Fund. Nevertheless, if shares subject to a CDSC are exchanged for shares of the Fund, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in the Fund up to the amount of any applicable CDSC. See the prospectus of the fund that charges the CDSC for more details.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.


OPTIONS              PROCEDURES
----------------------------------------------------------------------------------------------------------------
Contact Your         To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor    financial representative.
                     -------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]    Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
----------------------------------------------------------------------------------------------------------------
Check-writing        You may order a supply of blank checks by requesting them on the investment application or
Option               by contacting your Morgan Stanley Financial Advisor.
                     -------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]    Checks may be written in any amount not less than $500. You must sign checks exactly as their shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specified on an investment application that all owners are required to sign checks. Only accounts in which no share certificates have been issued are eligible for the checkwriting privilege.
                     -------------------------------------------------------------------------------------------
                     Payment of check proceeds normally will be made on the next business day after we receive your check in proper form. Shares purchased by check (including a certified or bank cashier's check) are not normally available to cover redemption checks until fifteen days after Morgan Stanley Trust receives the check used for investment. A check will not be honored in an amount exceeding the value of the account at the time the check is presented for payment.
                     -------------------------------------------------------------------------------------------

OPTIONS            PROCEDURES
-----------------------------------------------------------------------------------------------------------------
By Letter          You may also sell your shares by writing a "letter of instruction" that includes:
                   o your account number;
[GRAPHIC OMITTED]  o the name of the Fund;
                   o the dollar amount or the number of shares you wish to sell; and
                   o the signature of each owner as it appears on the account.
                   ----------------------------------------------------------------------------------------------
                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley
                   Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.)  A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                   ----------------------------------------------------------------------------------------------
                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                   ----------------------------------------------------------------------------------------------
                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
-----------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan    $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or
[GRAPHIC OMITTED]  annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                   ----------------------------------------------------------------------------------------------
                   When you sell Fund shares through the Systematic Withdrawal Plan, the shares may be subject to a contingent deferred sales charge ("CDSC") if they were obtained in exchange for shares subject to a CDSC of another Morgan Stanley Fund. The CDSC, however, will be waived in an amount up to 12% annually of the Fund's value, although
                   Fund shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. See the prospectus of the fund that charges the CDSC for more details.
                   ----------------------------------------------------------------------------------------------
                   To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial
                   Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time.
                   Please remember that withdrawals from the plan are sales of shares, not Fund
                   "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
-----------------------------------------------------------------------------------------------------------------
By Telephone       To sell shares by telephone or wire, first complete a telephone redemption application
or Wire            designating a bank account. Redemptions for more than $1,000 will be wired to your bank account (your bank may charge a fee for this service). For redemptions for less than $1,000,
[GRAPHIC OMITTED]  a check will be mailed to your bank account. If you hold share certificates, you may not redeem those shares by this method. For more information or to request a telephone redemption application, call Morgan Stanley Trust at (800) 869-NEWS.
-----------------------------------------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $1,000 or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $10,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[GRAPHIC OMITTED]

DISTRIBUTIONS
-------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. Also, any zero coupon security investments under federal law accrue a portion of the discount at which the security was purchased as income even though the Fund receives no interest payments in cash. Interest is passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

Normally, income dividends are declared on each day the New York Stock Exchange is open for business and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions.

--Federal Taxes. Your distributions are normally subject to federal income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

--State and Local Taxes. Your dividend distributions from net investment income are normally exempt from state and local income taxes. Any short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and sale proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                           FOR THE YEAR ENDED MAY 31
--------------------------------------------------------------------------------------------------------------------------------
                                                     2002              2001             2000              1999            1998
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $9.96             $9.66            $9.90             $9.96           $9.85
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                              0.39(2)           0.56             0.51              0.50            0.53
  Net realized and unrealized gain (loss)            0.10(2)           0.30            (0.24)            (0.06)           0.11
                                                    -----             -----            -----             -----           -----
Total income from investment operations              0.49              0.86             0.27              0.44            0.64
--------------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income           (0.54)            (0.56)           (0.51)            (0.50)          (0.53)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.91             $9.96            $9.66             $9.90           $9.96
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        5.02%             9.12%            2.83%             4.50%           6.68%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
Expenses                                             0.70%             0.74%            0.80%(1)          0.80%           0.82%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                2.87%(2)          5.66%            5.25%             4.95%           5.30%
--------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period, in thousands          $548,274          $308,197         $267,933          $313,059        $241,025
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                77%              236%             255%              164%             95%
--------------------------------------------------------------------------------------------------------------------------------

 + Calculated based on the net asset value as of the last business day of the period.

(1)  Does not reflect the effect of expense offset of 0.01%.

(2) Effective June 1, 2002, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended May 31, 2002 was to decrease net investment income per share by $0.24, increase net realized and unrealized gain or loss per share by $0.24 and decrease the ratio of net investment income to average net assets by 2.38%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

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14

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                                                                              15

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16

     Morgan Stanley Funds
--------------------------------------------------------------------------------
o    GLOBAL/INTERNATIONAL FUNDS

     European Growth Fund
     Fund of Funds - International Portfolio
     Global Advantage Fund
     Global Dividend Growth Securities
     Global Utilities Fund
     International Fund
     International SmallCap Fund
     International Value Equity Fund
     Japan Fund
     Latin American Growth Fund
     Pacific Growth Fund

o    GROWTH FUNDS

     21st Century Trend Fund
     Aggressive Equity Fund
     All Star Growth Fund
     American Opportunities Fund
     Biotechnology Fund
     Capital Opportunities Trust
     Developing Growth Securities Trust
     Financial Services Trust
     Growth Fund
     Health Sciences Trust
     Information Fund
     KLD Social Index Fund
     Market Leader Trust
     Mid-Cap Value Fund
     Nasdaq-100 Index Fund
     Natural Resource Development Securities
     New Discoveries Fund
     Next Generation Trust
     Small-Mid Special Value Fund
     Special Growth Fund
     Special Value Fund
     Tax-Managed Growth Fund
     Technology Fund

o    GROWTH + INCOME FUNDS

     Balanced Growth Fund
     Balanced Income Fund
     Convertible Securities Trust
     Dividend Growth Securities
     Equity Fund
     Fund of Funds - Domestic Portfolio
     Income Builder Fund
     Real Estate Fund
     S&P 500 Index Fund
     Strategist Fund
     Total Market Index Fund
     Total Return Trust
     Utilities Fund
     Value Fund
     Value-Added Market Series/Equity Portfolio

o    INCOME FUNDS

     Diversified Income Trust
     Federal Securities Trust
     High Yield Securities
     Intermediate Income Securities
     Limited Duration Fund (NL)
     Limited Duration U.S. Treasury Trust
     Liquid Asset Fund (MM)
     North American Government Income Trust
     U.S. Government Money Market Trust (MM)
     U.S. Government Securities Trust

o    TAX-FREE INCOME FUNDS

     California Tax-Free Daily Income Trust (MM)
     California Tax-Free Income Fund
     Hawaii Municipal Trust (FSC)
     Limited Term Municipal Trust (NL)
     Multi-State Municipal Series Trust (FSC)
     New York Municipal Money Market Trust (MM)
     New York Tax-Free Income Fund
     Tax-Exempt Securities Trust
     Tax-Free Daily Income Trust (MM)
--------------------------------------------------------------------------------
There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund;
FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Morgan Stanley Limited Duration U.S. Treasury Trust
--------------------------------------------------------------------------------

o   TICKER SYMBOL:
    LDSTT

o ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:
    (800) 869-NEWS

o YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site at: www.morganstanley.com/funds

o INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.









(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6330)